                                                                    EXHIBIT 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS -
MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

The following unaudited pro forma condensed combined statement of financial condition combines the historical consolidated statement of financial condition of Morgan Stanley Group Inc. ("Morgan Stanley") and the historical consolidated balance sheet of Dean Witter, Discover & Co. ("DWD") giving effect to the Merger as though it had been consummated on February 28, 1997 after giving effect to the pro forma adjustments described in the notes to the pro forma condensed combined financial statements. The following unaudited pro forma condensed combined statements of income combine the historical consolidated statements of income of Morgan Stanley and DWD giving effect to the Merger, which is intended to be accounted for as a pooling of interests after giving effect to the pro forma adjustments described in the notes to the pro forma condensed combined financial statements. This information should be read in conjunction with the audited consolidated financial statements and other financial information contained in Morgan Stanley's Annual Report on Form 10-K for the fiscal year ended November 30, 1996 and the unaudited consolidated interim financial statements contained in Morgan Stanley's Quarterly Report on Form 10-Q for the period ended February 28, 1997, including the notes thereto, and the audited consolidated financial statements and other financial information contained in DWD's Annual Report on Form 10-K for the year ended December 31, 1996. These unaudited pro forma condensed combined financial statements are not necessarily indicative of the operating results and financial position that might have been achieved had the Merger occurred as of the beginning of the earliest period presented nor are they necessarily indicative of operating results and financial position which may occur in the future.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION


                                                          Morgan Stanley         DWD
                                                            Historical        Historical       Pro Forma      Pro Forma
(Dollars in Millions)                                   February 28, 1997 December 31, 1996  Adjustments (a)  Combined
                                                        ----------------- -----------------  -------------   -----------
Assets
Cash and cash equivalents                                         $4,488            $1,999            -          $6,487
Cash and securities deposited with clearing organizations
   or segregated under federal and other regulations               1,490             2,045            -           3,535
Financial instruments owned:
   U.S. government and agency securities                          15,219               951            -          16,170
   Other sovereign government obligations                         18,205               -              -          18,205
   Corporate and other debt                                       17,905               923            -          18,828
   Corporate equities                                             14,242                40            -          14,282
   Derivative contracts                                           12,818               -              -          12,818
   Physical commodities                                              287               -              -             287
Securities purchased under agreements to resell                   70,029             3,564            -          73,593
Securities borrowed                                               50,394             3,866            -          54,260
Receivables:
   Consumer loans (net of allowances of $815)                        -              22,373            -          22,373
   Customers, net                                                 10,368             2,839            -          13,207
   Brokers, dealers and clearing organizations                     1,995               -              -           1,995
   Fees, interest and other                                        2,524               805            -           3,329
Other assets                                                       4,808             3,009            -           7,817
                                                         ----------------  ----------------  -------------   -----------
Total assets                                                    $224,772           $42,414            -        $267,186
                                                          ===============   ===============   ============    ==========

Liabilities and Stockholders' Equity
Commercial paper and other short-term borrowings                 $22,241            $5,865            -         $28,106
Deposits                                                             -               7,213            -           7,213
Financial instruments sold, not yet purchased:
   U.S. government and agency securities                          13,991             1,199            -          15,190
   Other sovereign government obligations                          8,355               -              -           8,355
   Corporate and other debt                                        1,242                64            -           1,306
   Corporate equities                                              8,762                11            -           8,773
   Derivative contracts                                           11,006               -              -          11,006
   Physical commodities                                               36               -              -              36
Securities sold under agreements to repurchase                    95,919             3,567            -          99,486
Securities loaned                                                 10,432             3,932            -          14,364
Payables:
   Customers                                                      21,041             3,433            -          24,474
   Brokers, dealers and clearing organizations                     4,113               -              -           4,113
   Interest and dividends                                          1,244               200            -           1,444
   Other liabilities and accrued expenses                          2,425             3,622            -           6,047
Long-term borrowings                                              16,470             8,144            -          24,614
                                                         ----------------  ----------------  -------------   -----------
                                                                 217,277            37,250            -         254,527
                                                         ----------------  ----------------  -------------   -----------
Capital Units                                                        999               -              -             999
                                                         ----------------  ----------------  -------------   -----------
Commitments and contingencies

Stockholders' equity:
   Preferred stock                                                 1,027               -              -           1,027
   Common Stock(1)                                                   164                 3          ($161)(b)         6
   Paid-in capital(1)                                                892             2,703            161 (b)     3,756
   Retained earnings                                               4,767             2,973           (264)(b)     7,476
   Cumulative translation adjustments                                (14)              -              -             (14)
                                                         ----------------  ----------------  -------------   -----------
        Subtotal                                                   6,836             5,679           (264)       12,251
                                                         ----------------  ----------------  -------------   -----------

   Less:
        Stock compensation related deductions                         76               (83)            -             (7)
        Common stock held in treasury, at cost                       264               598           (264)(b)       598
                                                         ----------------  ----------------  -------------   -----------
             Total stockholders' equity                            6,496             5,164              0        11,660
                                                         ----------------  ----------------  -------------   -----------

                                                         ----------------  ----------------  -------------   -----------
Total liabilities and stockholders' equity                      $224,772           $42,414             $0      $267,186
                                                          ===============   ===============   ============    ==========

(1) DWD historical amounts have been adjusted to reflect a two-for-one stock split which became effective January 14, 1997.

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                                           Morgan Stanley         DWD
                                             Historical        Historical
                                           Three Months      Three Months
                                               Ended             Ended           Pro Forma
(Dollars in Millions, Except Share Data) February 28, 1997 December 31, 1996    Combined (a)
                                         ----------------- -----------------  ----------------
Revenues:
Investment banking                                   $442               $78              $520
Principal transactions:
  Trading                                             751               109               860
  Investments                                          56               -                  56
Commissions                                           182               294               476
Merchant and cardmember fees                          -                 461               461
Servicing fees                                        -                 204               204
Interest and dividends                              2,367               969             3,336
Asset management and administration                   278               299               577
Other                                                 -                  29                29
                                          ----------------  ----------------  ----------------
  Total revenues                                    4,076             2,443             6,519
Interest expense                                    2,282               405             2,687
Provision for losses on credit receivables            -                 420               420
                                          ----------------  ----------------  ----------------
  Net revenues                                      1,794             1,618             3,412
                                          ----------------  ----------------  ----------------

Expenses excluding interest:
Compensation and benefits                             879               559             1,438
Occupancy and equipment                                62                67               129
Brokerage, clearing and exchange fees                  84                10                94
Information processing and communications              78               199               277
Business development                                   59               254               313
Professional services                                  60                36                96
Other                                                  62               129               191
                                          ----------------  ----------------  ----------------
  Total expenses excluding interest                 1,284             1,254             2,538
                                          ----------------  ----------------  ----------------
Income before income taxes                            510               364               874
Provision for income taxes                            194               136               330
                                          ----------------  ----------------  ----------------
Net income                                           $316              $228              $544
                                          ----------------  ----------------  ----------------

Preferred stock dividend requirements                 $19               -                 $19
                                          ----------------  ----------------  ----------------
Earnings applicable to common shares(1)              $297              $228              $525
                                          ----------------  ----------------  ----------------
Average common and common equivalent
     shares outstanding(1) (2)                158,307,567       334,280,968       595,488,454 (c)
                                          ----------------  ----------------  ----------------
Primary earnings per share(2)                       $1.88             $0.68             $0.88 (c)
                                          ----------------  ----------------  ----------------
Fully diluted earnings per share(2)                 $1.80             $0.68             $0.86 (c)
                                          ----------------  ----------------  ----------------


(1) Amounts shown are used to calculate primary earnings per share.
(2) DWD historical share and per share amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME


                                           Morgan Stanley         DWD
                                             Historical        Historical
                                           Three Months      Three Months
                                               Ended             Ended           Pro Forma
(Dollars in Millions, Except Share Data) February 29, 1996 December 31, 1995    Combined (a)
                                         ----------------- -----------------  ----------------
Revenues:
Investment banking                                   $399               $49              $448
Principal transactions:
  Trading                                             704               111               815
  Investments                                          (7)              -                  (7)
Commissions                                           154               274               428
Merchant and cardmember fees                          -                 344               344
Servicing fees                                        -                 162               162
Interest and dividends                              1,933               905             2,838
Asset management and administration                   122               259               381
Other                                                   3                24                27
                                          ----------------  ----------------  ----------------
  Total revenues                                    3,308             2,128             5,436
Interest expense                                    1,859               403             2,262
Provision for losses on credit receivables            -                 287               287
                                          ----------------  ----------------  ----------------
  Net revenues                                      1,449             1,438             2,887
                                          ----------------  ----------------  ----------------

Expenses excluding interest:
Compensation and benefits                             705               497             1,202
Occupancy and equipment                                58                62               120
Brokerage, clearing and exchange fees                  66                10                76
Information processing and communications              61               181               242
Business development                                   37               224               261
Professional services                                  42                27                69
Other                                                  40               144               184
                                          ----------------  ----------------  ----------------
  Total expenses excluding interest                 1,009             1,145             2,154
                                          ----------------  ----------------  ----------------
Income before income taxes                            440               293               733
Provision for income taxes                            167               115               282
                                          ----------------  ----------------  ----------------
Net income                                           $273              $178              $451
                                          ----------------  ----------------  ----------------

Preferred stock dividend requirements                 $16               -                 $16
                                          ----------------  ----------------  ----------------
Earnings applicable to common shares(1)              $257              $178              $435
                                          ----------------  ----------------  ----------------
Average common and common equivalent
     shares outstanding(1) (2)                156,549,243       351,746,068       610,052,319 (c)
                                          ----------------  ----------------  ----------------
Primary earnings per share(2)                       $1.64             $0.51             $0.71 (c)
                                          ----------------  ----------------  ----------------
Fully diluted earnings per share(2)                 $1.57             $0.51             $0.70 (c)
                                          ----------------  ----------------  ----------------

(1) Amounts shown are used to calculate primary earnings per share.
(2) DWD historical share and per share amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE (a):  BASIS OF PRESENTATION

The unaudited pro forma condensed combined statement of financial condition combines the historical consolidated statement of financial condition of Morgan Stanley at February 28, 1997 with the historical consolidated balance sheet of DWD at December 31, 1996. The unaudited pro forma condensed combined statements of income combine the historical consolidated statements of income of Morgan Stanley for the three months ended February 28, 1997 and February 29, 1996 with the historical consolidated statements of income of DWD for the three months ended December 31, 1996 and December 31, 1995. Certain amounts reflected in the historical financial statement presentations of both companies have been reclassified to conform to the unaudited pro forma condensed combined presentation.

The unaudited pro forma condensed combined financial statements exclude (i) the effect of any potential changes in revenues or any operating synergies which may be achieved upon combining the resources of the companies (ii) investment banking, legal and miscellaneous transaction costs of the Merger, which will be reflected as an expense in the period the Merger is consummated, and (iii) costs associated with the integration and consolidation of the companies which are not presently estimable.

Transactions between Morgan Stanley and DWD are not material in relation to the unaudited pro forma condensed combined financial statements and therefore, intercompany balances have not been eliminated from the pro forma combined amounts. Morgan Stanley and DWD are in the process of reviewing their respective accounting policies and do not expect there to be any significant adjustments necessary in order to conform such policies.

During 1996, Morgan Stanley acquired Miller Anderson & Sherrerd, LLP and Van Kampen American Capital, Inc., both accounted for as purchase transactions. In April 1997, Morgan Stanley announced the acquisition of the institutional global custody business of Barclays PLC. In January 1997, DWD acquired Lombard Brokerage, Inc. which was accounted for as a purchase transaction. No pro forma effect has been given to these transactions as the effect is not material.

NOTE (b):  PRO FORMA ADJUSTMENTS

The pro forma adjustments to common stock, paid in capital, and retained earnings at February 28, 1997 reflect (i) an exchange of 158.0 million shares of common stock, par value $1.00 per share of Morgan Stanley for 260.7 million shares (using the exchange ratio of 1.65) of common stock, par value $.01 per share of DWD and (ii) the cancellation and retirement of all shares of Morgan Stanley common stock held in treasury. The number of shares of DWD common stock to be issued at consummation of the Merger will be based upon the actual number of shares of Morgan Stanley common stock outstanding at that time.



NOTE (c):  PRO FORMA EARNINGS PER SHARE

The pro forma combined primary and fully diluted earnings per common share for the respective periods presented is based on the combined weighted average number of common shares and share equivalents of Morgan Stanley and DWD. The number of common shares and share equivalents of Morgan Stanley is based on an exchange ratio of 1.65 shares of DWD common shares for each issued and outstanding share and share equivalent of Morgan Stanley.